Consolidated Statements of Other Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Consolidated Statements of Other Comprehensive Income
Profit (loss) for the year	$ 45,160	$ (16,184)	$ 6,026
Items that will not be reclassified to profit or loss:
Remeasurements of defined benefit pension plans	(214)	214	1,302
Unrealized gain (loss) on financial assets at fair value through other comprehensive income	65	(35)	(702)
Income tax related to items that will not be reclassified subsequently	38	(25)	(169)
Items that may be reclassified subsequently to profit or loss:
Foreign operations - foreign currency translation differences	556	(545)	(336)
Other comprehensive income for the year, net of tax	445	(391)	95
Total comprehensive income for the year	45,605	(16,575)	6,121
Total comprehensive income attributable to noncontrolling interests	1,933	2,558	2,538
Total comprehensive income attributable to Himax Technologies, Inc. stockholders	$ 47,538	$ (14,017)	$ 8,659